                                                                    Exhibit 10.6

               ADDENDUM TO SECURITY AGREEMENT: SECURITIES ACCOUNT


         THIS ADDENDUM is attached to and made a part of that certain Security
Agreement: Securities Account executed by NASTECH PHARMACEUTICAL COMPANY INC. ("Debtor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), dated as of June 10, 2003 (the "Agreement").

         The following provisions are hereby incorporated into the Agreement:

         1. Securities Account Activity. So long as no Event of Default exists, Debtor, or any party authorized by Debtor to act with respect to the Securities Account, may receive payments of interest and/or cash dividends earned on financial assets maintained in the Securities Account. Without Bank's prior written consent, except as permitted by the preceding sentence, neither Debtor nor any party other than Bank may (a) withdraw or receive any distribution of any of the Collateral from the Securities Account, or (b) trade financial assets maintained in the Securities Account. The Collateral Value of the Securities Account shall at all times be equal to or greater than one hundred percent (100%) of the outstanding principal balance of the Indebtedness secured hereby. In the event the Collateral Value, for any reason and at any time, is less than the required amount, Debtor shall promptly make a principal reduction on the Indebtedness or deposit additional assets of a nature satisfactory to Bank into the Securities Account, in either case in amounts or with values sufficient to achieve the required Collateral Value.

         2. "Collateral Value" means the percentage set forth below of the lower of the face or market value, or the lower of the face or redemption value, as appropriate, for each type of investment property held in the Securities Account at the time of computation, with such value and the classification of any particular investment property in all instances determined by Bank in its sole discretion, and excluding from such computation (a) all Common Trust Funds, (b) any stock with a market value of $10.00 or less, and (c) all investment property from an issuer if Bank determines such issuer to be ineligible.

Type of Investment Property                                         Percentage
---------------------------                                         ----------

CASH AND CASH EQUIVALENTS                                              100%

U.S. GOVERNMENT BILLS, NOTES AND U.S. GOVERNMENT
SPONSORED AGENCY SECURITIES:

   (a)  with maturities less than or equal to 5 years                   90%

   (b)  with maturities greater than 5 years but
        less than or equal to 10 years                                  85%

   (c)  with maturities greater than 10 years                           80%

CORPORATE AND MUNICIPAL BONDS AND NOTES:

   (a)  rated AAA/Aaa, AA/Aa or SP-1 by a nationally
        recognized rating agency with maturities less
        than or equal to 5 years                                        85%


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


   (b)  rated AAA/Aaa, AA/Aa or SP-1 by a nationally
        recognized rating agency with maturities
        greater than 5 years but less than or equal to
        10 years                                                        80%

   (c)  rated AAA/Aaa, AA/Aa or SP-1 by a nationally
        recognized rating agency with maturities
        greater than 10 years                                           75%

   (d)  rated A, Baa, BBB or SP-2 by a nationally
        recognized rating agency with maturities less
        than or equal to 5 years                                        80%

   (e)  rated A, Baa, BBB or SP-2 by a nationally
        recognized rating agency with maturities
        greater than 5 years but less than or equal to
        10 years                                                        75%

   (f)  rated A, Ba, BBB or SP-2 by a nationally
        recognized rating agency with maturities
        greater than 10 years
                                                                        70%
COMMERCIAL PAPER:

   (a)  rated Al or P1 by a nationally recognized
        rating agency                                                   80%

   (b)  rated P2 or P2 by a nationally recognized
        rating agency                                                   70%

COMMON AND PREFERRED STOCK:

   (a)  traded an the New York Stock Exchange                           75%

   (b) traded on NASDAQ, the American Stack Exchange or a regional exchange:

        (i)  with a market capitalization greater than $7.5B and

             **  rated A-, A or A- by a nationally recognized
                 rating agency                                          75%

             **  rated B+ by a nationally recognized rating agency      60%

             **  rated B, B- or C by a nationally recognized
                 rating agency                                          50%

       (ii) with a market capitalization greater than $1B but less than or equal to $7.5B and

             **  rated At A or A- by a nationally recognized
                 rating agency                                          60%

             **  rated B+ by a nationally recognized rating
                 agency                                                 50%

             **  rated B, B- or C by a nationally recognized
                 rating agency                                          40%

      (iii) with a market capitalization greater than or equal to $500MM but less than $1B and

             **  rated At, A or A- by a nationally recognized
                 rating agency                                          50%

             **  rated B+ by a nationally recognized rating
                 agency                                                 40%

             **  rated B, B- or C by a nationally recognized
                 rating agency                                          30%


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


         MUTUAL FUNDS:

         (a)  Listed Money Market                                          95%

         (b)  Short Term Taxable or Tax Exempt Bonds                       90%

         (c)  Intermediate Term Taxable or Tax Exempt Bonds                85%

         (d)  General Taxable Bonds                                        80%

         (e)  Municipal Bonds, Single State Bonds or
              Long Term Corporate Taxable Bonds                            75%

         (f)  Balanced Stock and Bond Funds (includes
              flexible portfolio)                                          75%

         (g)  Domestic Large Cap Stock                                     70%

         (h)  Domestic Equity Income Stock                                 70%

         (i)  Domestic Mortgage Taxable Bonds                              70%

         (j)  Multi Cap Growth, Value and Core Stock                       60%

         (k)  Mid Cap Growth, Value and Core Stock                         60%

         (l)  Small Cap Growth, Value and Core Stock                       50%

         (m)  Specialty Equity Stock                                       50%

         (n)  Sector, International, High Yield Taxable and
              Tax Exempt Stocks and Bonds                                  50%

         (o) Listed NASDAQ Mutual Funds                                    50%

         3. Exclusion from Collateral. Notwithstanding anything herein to the contrary, the terms "Collateral" and "Proceeds" do not include, and Bank disclaims a security interest in all Common
Trust Funds now or hereafter maintained in the Securities
Account.

         4. "Common Trust Funds" means common trust funds as described in 12 CFR 9.18 and includes, without limitation, common trust funds maintained by Bank for the exclusive use of its fiduciary clients.

         IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Agreement.

                                           WELLS FARGO BANK,
NASTECH PHARMACEUTICAL                     NATIONAL ASSOCIATION
COMPANY INC.


By: /s/ STEVEN QUAY                        By: /s/ JEREMY B. SMITH
    ----------------------------               --------------------------------
    Steven Quay, CEO                           Jeremy B. Smith, Vice President


By: /s/ GREG WEAVER
    ----------------------------
    Greg Weaver, CFO





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